UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2023

DIVERSIFIED HEALTHCARE TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634

(Address of Principal Executive Offices) (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	DHC	The Nasdaq Stock Market LLC
5.625% Senior Notes due 2042	DHCNI	The Nasdaq Stock Market LLC
6.25% Senior Notes due 2046	DHCNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Diversified Healthcare Trust, and the term “OPI” refers to Office Properties Income Trust.

Item 8.01. Other Events.

As previously disclosed, on April 11, 2023, we and OPI entered into a definitive merger agreement pursuant to which we will merge with and into OPI and OPI will continue as the surviving entity in the merger. On August 30, 2023, we and OPI convened and then immediately adjourned our and OPI’s respective Special Meeting of Shareholders in connection with the pending merger in order to continue ongoing discussions between our and OPI’s representatives and our and their respective shareholders. Our Special Meeting of Shareholders has been adjourned for one week, until September 6, 2023, at 11:00 a.m. (Eastern Time). The record date for our shareholders entitled to vote at our Special Meeting of Shareholders remains June 16, 2023.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example, the closing of the pending merger with OPI is subject to the satisfaction or waiver of closing conditions, some of which are beyond our control, including the approval of our shareholders at our Special Meeting of Shareholders and the approval of the OPI shareholders at the OPI Special Meeting of Shareholders. We cannot be sure that these conditions will be satisfied or waived; accordingly, the merger may not close on the contemplated terms or timing or at all.

These risks, as well as other risks associated with the pending merger with OPI, are more fully discussed under “Risk Factors” in the definitive joint proxy statement/prospectus we filed with the Securities and Exchange Commission, or SEC, on July 21, 2023. The information contained in our periodic reports filed with the SEC, including under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” or incorporated therein, also identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon any forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Important Additional Information About the Merger

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the pending merger between us and OPI. In connection with the merger, OPI filed a registration statement on Form S-4 with the SEC containing a joint proxy statement/prospectus of us and OPI. On July 21, 2023, the registration statement was declared effective by the SEC and we and OPI each filed with the SEC and commenced mailing to our and their respective shareholders the definitive joint proxy statement/prospectus. The proposed transaction involving us and OPI will be submitted to our and OPI’s shareholders for their consideration at special meetings of shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT US, OPI AND THE MERGER. Investors are also able to obtain copies of the registration statement and the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s website (www.sec.gov). Additional copies of documents filed by us with the SEC may be obtained for free on our Investor Relations website at www.dhcreit.com/investors or by contacting our Investor Relations department at 1-617-796-8234.

In addition to the registration statement and the joint proxy statement/prospectus, we file annual, quarterly and current reports and other information with the SEC. Our filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

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No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities or a solicitation of any vote or approval in any jurisdiction with respect to the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

We and certain of our trustees and executive officers, OPI and certain of its trustees and executive officers, and The RMR Group LLC and its parent and certain of their respective directors, officers and employees may be deemed to be participants in the solicitation of proxies from our and OPI’s shareholders in connection with the merger. Certain information regarding these trustees, executive officers, directors, officers and employees and a description of their direct and indirect interests are set forth in the registration statement and the joint proxy statement/prospectus filed with the SEC by us and/or OPI. Information about our trustees and executive officers is also included in the proxy statement for our 2023 annual meeting of shareholders, which was filed with the SEC on April 20, 2023. Information about OPI’s trustees and executive officers is included in the proxy statement for OPI’s 2023 annual meeting of shareholders, which was filed with the SEC on April 6, 2023. Copies of the foregoing documents may be obtained as provided above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSIFIED HEALTHCARE TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Dated:  August 30, 2023

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